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                                                                EXHIBIT 10.2


                                 FIRST AMENDMENT

     FIRST AMENDMENT (this "Amendment"), dated as of May 4, 1998, among ACME METALS INCORPORATED (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") and MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and Arranger (the "Syndication Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:


     WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement, dated as of December 18, 1997 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

     WHEREAS, subject to the terms and conditions of this Amendment. the parties hereto agree as follows;

     NOW, THEREFORE, it is agreed:

     1. The definition of Consolidated EBITDA appearing in Section 9.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ii) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clause (iv) at the end thereof:


     "and (iv) for any Test Period which includes the first fiscal quarter of the Borrower in its fiscal year 1998, the $12,000,000 gain resulting from the sale of Universal Tool & Stamping in such fiscal quarter to the extent that such gain is not already included in the computation of Consolidated EBITDA for any such Test Period (it being understood and agreed, however, that the adjustment provided for in this clause (iv) shall only apply for determining compliance with Sections 7.09, 7.1O, 7.11 and 7.12 and not for purposes of determining the Applicable Base Rate Margin or the Applicable Eurodollar Rate Margin)".

     2.   The definition of Consolidated Cash Interest Expense appearing in
Section 9.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:



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     ", provided that any commitment fee payable under Section 3.1 of the
     Working Capital Facility shall be excluded from Consolidated Cash Interest Expense to the extent same would otherwise have been included therein".

     3. Schedule 5.22 of the Credit Agreement is hereby amended by inserting the following two items of Indebtedness which were existing on the Effective Date as Existing Indebtedness but did not appear on Schedule 5.22:

      "Letter of Credit in the face amount of $250,000.

      Letter of Credit in the face amount of $ 12,000."

     4. Schedule 7.01 of the Credit Agreement is hereby amended by inserting the following Lien which was existing on the Effective Date but did not appear on Schedule 7.01:

     "Certificate of Deposit in the amount of $262,000 securing two letters of credit in the aggregate face amount of $262,000, which letters of credit constitute Existing Indebtedness."

     5. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

     6. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

     (a) no Default or Event of Default exists on the Amendment Effective Date, after giving effect to this Amendment; and

     (b) on the Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as though such representations and warranties were made on the Amendment Effective Date.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Administrative Agent.

     8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



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     9.   From and after the Amendment Effective Date, all references in the
Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                                     * * *



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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                  ACME METALS INCORPORATED


                                  By:
                                     -------------------------------------------
                                     Title:


                                  BANKERS TRUST COMPANY,
                                    Individually and as Administrative Agent


                                  By:
                                     -------------------------------------------
                                     Title:


                                  MORGAN STANLEY SENIOR FUNDING, INC.,
                                    Individually and as Syndication Agent
                                    and Arranger


                                  By:
                                     -------------------------------------------
                                     Title:


                                  SANWA BUSINESS CREDIT CORPORATION


                                  By:
                                     -------------------------------------------
                                     Title:


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                                  MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.


                                  By:
                                     -------------------------------------------
                                     Title:


                                  GCB INVESTMENT PORTFOLIO

                                  By: Citibank, N.A.


                                  By:
                                     -------------------------------------------
                                     Title:


                                  KZH HOLDING CORPORATION III


                                  By:
                                     -------------------------------------------
                                     Title:


                                  FLOATING RATE PORTFOLIO

                                  By: Chancellor LGT Senior Secured
                                      Management, Inc., as Attorney-in-fact


                                  By:
                                     -------------------------------------------
                                     Title:



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                                  AMARA-1 FINANCE LTD.


                                  By:
                                     -------------------------------------------
                                     Title:


                                  CERES FINANCE LTD.

                                  By:
                                     -------------------------------------------
                                     Title:


                                   CAPTIVA FINANCE LTD.


                                  By:
                                     -------------------------------------------
                                     Title:


                                  STRATA FUNDING LTD


                                  By:
                                     -------------------------------------------
                                     Title:



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                                  MERRILL LYNCH DEBT STRATEGIES
                                    PORTFOLIO

                                  By: Merrill Lynch Asset Management, L.P.,
                                      as Investment Advisor

                                  By:
                                     -------------------------------------------
                                     Title:


                                  STANFIELD CAPITAL PARTNERS

                                  By:
                                     -------------------------------------------
                                     Title: